UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 23, 2004
                                                  --------------------



                         CANTERBURY CONSULTING GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



Pennsylvania               0-15588                               23-2170505
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(State of           (Commission File           (IRS Employer Identification
Incorporation)            Number)                          Number)



352 Stokes Road, Suite 200,  Medford, New Jersey                 08055
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(Address of principal executive offices)                     (Zip Code)

Registrant's Telephone Number, including area code:  (609) 953-0044
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 23, 2004 the Nasdaq Stock Market notified Canterbury that the bid price of the Company's common stock had closed below the minimum requirement for continued inclusion under Marketplace Rule #4310(c)(4), and that in accordance with Marketplace Rule #4310(c)(8)(D), the Company must regain compliance or be delisted. The letter related to a bid price deficiency, and no other issues were identified.


ITEM 7. EXHIBITS


      (c)  Exhibits



           Number                   Description

            99      Letter to Canterbury Consulting Group, Inc.
                    from The Nasdaq Stock Market dated June 23, 2004


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CANTERBURY CONSULTING GROUP, INC.

                                         BY: /s/ Kevin J. McAndrew
                                         ----------------------------
                                         Kevin J. McAndrew, President

Dated: June 25, 2004